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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 May 5, 2003

COMPUCREDIT CORPORATION
(Exact name of registrant as specified in its charter)

Georgia (State of Incorporation)	0-25751 (Commission File Number)	58-2236689 (IRS Employer Identification No.)

245 Perimeter Center Parkway, Suite 600, Atlanta, GA 30346
(Address of principal executive offices)

(770) 206-6200
(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits

Ex. 99.1	News release reporting results for the three months ended March 31, 2003, issued by CompuCredit Corporation (the "Company") on May 5, 2003.

Item 9. Results of Operations and Financial Condition.

        The information under this caption is furnished by the Company under Item 9 in place of Item 12 of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003.

        The Earnings Release reports the financial results of the Company for the three months ended March 31, 2003.

        All of the information furnished in Items 7, 9 and 12 of this report, including the accompanying exhibit, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUCREDIT CORPORATION.
By:	/s/ J.PAUL WHITEHEAD, III
Name:	J.Paul Whitehead, III
Title:	Chief Financial Officer

Dated: May 5, 2003

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  Item 7. Financial Statements and Exhibits
  Item 9. Results of Operations and Financial Condition.
SIGNATURE